Exhibit 99.1

NEWS RELEASE
800 Gessner • Suite 500 • Houston, TX 77024

AT GROUP 1:	President and CEO	Earl J. Hesterberg	(713) 647-5700
	Senior Vice President and CFO	John C. Rickel	(713) 647-5700
	Manager, Investor Relations	Kim Paper Canning	(713) 647-5700
AT Fleishman-Hillard:	Investors	John Roper	(713) 513-9505
AT Pierpont Communications:	Media	Clint L. Woods	(713) 627-2223

FOR IMMEDIATE RELEASE
TUESDAY, JULY 28, 2009
GROUP 1 AUTOMOTIVE REPORTS BETTER-THAN-EXPECTED 2009 SECOND-QUARTER EARNINGS
Company Reinstates Full-Year Guidance
HOUSTON, July 28, 2009 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported second-quarter adjusted net income from continuing operations of $10.3 million, or $0.44 per diluted share, for the period ended June 30, 2009, as compared to the 2008 results of $17.8 million, or $0.79 per diluted share. For comparison purposes, as shown in the attached reconciliation table, the 2009 second-quarter results included after-tax charges of $0.2 million, or $0.01 per diluted share, for a non-cash impairment charge for a property related to a domestic manufacturer; pre-payment charges on independent mortgage agreements that were rolled into the existing syndicated mortgage facility; and, gains on a dealership disposition and debt redemptions. The 2008 second-quarter results included lease termination after-tax charges of $0.5 million, or $0.02 per diluted share. Including the charges, net income from continuing operations was $10.1 million, or $0.43 per diluted share, for the quarter ended June 30, 2009.
Second-Quarter Operating Highlights
•	Same-store new vehicle margins expanded 40 basis points from first-quarter, to 5.8 percent, as lower inventory levels across the industry begin to reduce selling pressure.
•	Same-store gross margin improved 130 basis points, to 17.2 percent, from second quarter 2008. The gross margin improvement was attributed to improved total used vehicle margins, as well as a favorable mix shift to the higher-margin parts and service business from the lower-margin new vehicle business.
•	Group 1’s same-store parts and service business held relatively stable, with a gross margin of 52.6 percent on 3.7 percent lower sales.
•	On a consolidated basis, selling, general and administrative (SG&A) expenses were reduced $44.2 million in the quarter, bringing the total expense reduction to $86.1 million this year.
•	New vehicle inventory was reduced by $110 million, to $374 million, bringing inventory down to a 55 days’ supply.
“In addition to the stable profitability of Group 1’s parts and service business, the cost cutting measures we completed in the first quarter coupled with our ongoing inventory management efforts delivered better-than-anticipated results in the second quarter,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Group 1’s operating team has been working diligently to reduce expenses and new vehicle inventories, resulting in more-streamlined operations that run profitably at current selling rates.”

Group 1 Automotive, Inc.
Corporate Development Update
Group 1 previously announced that it augmented its Houston portfolio by acquiring a Hyundai franchise in April with estimated annual revenues of approximately $36.7 million.
Group 1 also previously announced that it sold a Ford dealership in March with trailing-12-month revenues of $38.9 million. Subsequently, in June, Group 1 terminated a Volvo franchise in New York with trailing-12-month revenues of $25.3 million.
Group 1’s Balance Sheet Strengthened
Group 1 announced that it has remained in compliance with all of its debt covenants as of June 30.
Group 1 reported it reduced its new vehicle inventory during the quarter by $109.7 million, to $374.4 million as of June 30. In addition, the company reduced non-floor plan debt by an additional $41.3 million during the quarter, reflecting primarily the repurchase of $6.7 million of its 2.25 percent convertible bonds, paying down its acquisition line by $30.0 million and reducing its mortgage debt by $4.7 million. The company ended the quarter with overall available liquidity of $172.7 million.
“The combination of improving operating performance and significant reductions in debt continues to strengthen the balance sheet and ensure strong compliance with our debt covenants,” said John C. Rickel, Group 1’s senior vice president and chief financial officer.
2009 Full-Year Guidance
Group 1 believes that the automotive retail market has stabilized and is, therefore, reinstating 2009 full-year earnings guidance with a range of $1.25 to $1.35 per diluted share under the following assumptions:
•	Industry seasonally adjusted annual sales rate (SAAR) of 10.0 million vehicles

•	SG&A expenses as a percent of gross profit at 80 percent to 83.5 percent, excluding any one-time items, as lower sales revenues are expected to offset cost improvements

•	Total year-over-year reduction in SG&A expenses of $120 million at a 10 million SAAR level

•	Tax rate of 40.0 percent

•	Estimated average diluted shares outstanding of 23.2 million

•	Capital expenditures of $25 million or less

•	Guidance includes the impact of APB 14-1 and excludes the impact of future acquisitions and dispositions, as well as potential related exit costs
     On a same-store basis:
•	Retail vehicle margins consistent with six-month 2009 levels

•	Parts and service revenues 3 percent to 5 percent lower

•	Finance and insurance gross profit at $950 to $975 per retail unit
Second-Quarter Earnings Conference Call
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second-quarter financial results and the company’s 2009 outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com through the Investor Relations section. A replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Group 1 Automotive, Inc.
Domestic: 877-419-6596
International: 719-325-4862
Confirmation code: 8665542
A telephonic replay will be available following the call through Aug. 7 by dialing:
Domestic: 888-203-1112
International: 719-457-0820
Confirmation code: 8665542
About Group 1 Automotive, Inc.
Group 1 owns and operates 98 automotive dealerships, 132 franchises, and 24 collision service centers in the United States and the United Kingdom that offer 31 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.
Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements,” which are statements related to future, not past, events. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” or “will.” Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. These factors, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K under the headings “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.
FINANCIAL TABLES TO FOLLOW

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
REVENUES:
New vehicle retail sales	$608,592	$971,281	(37.3)%	$1,155,884	$1,860,062	(37.9)%
Used vehicle retail sales	249,770	298,593	(16.4)	474,629	602,588	(21.2)
Used vehicle wholesale sales	34,649	67,496	(48.7)	69,385	134,723	(48.5)
Parts and service	183,105	192,753	(5.0)	363,970	383,589	(5.1)
Finance and insurance	32,639	52,992	(38.4)	64,704	105,415	(38.6)

Total revenues	1,108,755	1,583,115	(30.0)%	2,128,572	3,086,377	(31.0)%

COST OF SALES:
New vehicle retail sales	573,612	908,262	(36.8)%	1,091,430	1,739,899	(37.3)%
Used vehicle retail sales	223,942	266,192	(15.9)	424,195	536,605	(20.9)
Used vehicle wholesale sales	33,541	68,290	(50.9)	67,333	135,458	(50.3)
Parts and service	86,545	88,960	(2.7)	171,845	175,426	(2.0)

Total cost of sales	917,640	1,331,704	(31.1)%	1,754,803	2,587,388	(32.2)%

GROSS PROFIT	191,115	251,411	(24.0)%	373,769	498,989	(25.1)%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	151,113	195,337	(22.6)	304,347	390,399	(22.0)
DEPRECIATION AND AMORTIZATION EXPENSE	6,462	6,497	(0.5)	12,875	12,314	4.6
ASSET IMPAIRMENTS	2,040	—	100.0	2,135	—	100.0

OPERATING INCOME	31,500	49,577	(36.5)%	54,412	96,276	(43.5)%

OTHER INCOME (EXPENSE):
Floorplan interest expense	(7,857)	(12,392)	(36.6)	(16,819)	(24,400)	(31.1)

Other interest expense, net	(6,136)	(7,065)	(13.1)	(11,598)	(14,904)	(22.2)

Gain on redemption of long-term debt	2,102	—	100.0	18,090	—	100.0

Other income, net	(5)	(36)	(86.1)	(2)	723	(100.3)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ADOPTION OF APB 14-1	19,604	30,084	(34.8)%	44,083	57,695	(23.6)%

PROVISION FOR INCOME TAXES	(7,445)	(11,591)	(35.8)	(17,201)	(22,101)	(22.2)

INCOME FROM CONTINUING OPERATIONS BEFORE ADOPTION OF APB 14-1	12,159	18,493	(34.3)%	26,882	35,594	(24.5)%

ADOPTION OF APB 14-1:
Adjustment to gain on redemption of convertible notes	(1,870)	—	100.0	(10,477)	—	100.0
Amortization of convertible notes discount	(1,440)	(1,951)	(26.2)	(2,941)	(3,875)	(24.1)
Income tax benefit related to adoption of APB 14-1	1,233	737	67.3	4,993	1,465	240.8

LOSS RELATED TO ADOPTION OF APB 14-1	(2,077)	(1,214)	71.1	(8,245)	(2,410)	249.6

INCOME FROM CONTINUING OPERATIONS	10,082	17,279	(41.7)%	18,457	33,184	(44.4)%

DISCONTINUED OPERATIONS:
Loss related to discontinued operations	—	(2,367)	(100.0)	—	(3,481)	(100.0)
Income tax benefit related to loss on discontinued operations	—	1,091	(100.0)	—	1,478	(100.0)

LOSS RELATED TO DISCONTINUED OPERATIONS	—	(1,276)	(100.0)%	—	(2,003)	(100.0)%

NET INCOME	$10,082	$16,003	(37.0)%	$18,457	$31,181	(40.8)%

DILUTED INCOME PER SHARE:
Income per share from continuing operations before adoption of APB 14-1	$0.52	$0.82	(36.6)%	$1.16	$1.57	(26.1)%
Loss per share related to adoption of APB 14-1	(0.09)	(0.05)	80.0	(0.36)	(0.11)	218.2

Income per share from continuing operations	0.43	0.77	(44.2)	0.80	1.46	(45.2)
Loss per share related to discontinued operations	—	(0.06)	(100.0)	—	(0.09)	(100.0)

Income per share	$0.43	$0.71	(39.4)%	$0.80	$1.37	(41.6)%

Weighted average diluted shares outstanding	23,288	22,661	2.8%	23,107	22,728	1.7%

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)

	June 30,	December 31,
	2009	2008	% Change

ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$22,527	$23,144	(2.7)%
Contracts in transit and vehicle receivables, net	78,881	102,834	(23.3)
Accounts and notes receivable, net	59,513	67,350	(11.6)
Inventories	541,213	845,944	(36.0)
Deferred income taxes	15,129	18,474	(18.1)
Prepaid expenses and other current assets	39,016	38,878	0.4

Total current assets	756,279	1,096,624	(31.0)
PROPERTY AND EQUIPMENT, net	498,486	514,891	(3.2)
GOODWILL AND OTHER INTANGIBLES	656,319	655,784	0.1
OTHER ASSETS	18,657	20,815	(10.4)

Total assets	$1,929,741	$2,288,114	(15.7)%

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable — credit facility	$458,247	$738,551	(38.0)%
Offset account related to floorplan notes payable — credit facility	(44,235)	(44,859)	(1.4)
Floorplan notes payable — manufacturer affiliates	85,481	128,580	(33.5)
Current maturities of long-term debt	13,197	13,594	(2.9)
Accounts payable	70,533	74,235	(5.0)
Accrued expenses	85,918	94,395	(9.0)

Total current liabilities	669,141	1,004,496	(33.4)
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $187,753 and $224,500, respectively)	132,848	155,333	(14.5)
8.25% SENIOR SUBORDINATED NOTES	73,112	72,962	0.2
MORTGAGE FACILITY, net of current maturities	180,665	168,583	7.2
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT,
net of current maturities	20,900	50,444	(58.6)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE,
net of current maturities	38,558	39,401	(2.1)
ACQUISITION LINE	30,000	50,000	(40.0)
DEFERRED INCOME TAXES	17,075	2,768	516.9
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	37,479	44,655	(16.1)
OTHER LIABILITIES	27,080	27,135	(0.2)

Total liabilities before deferred revenues	1,226,858	1,615,777	(24.1)

DEFERRED REVENUES	7,656	10,220	(25.1)

STOCKHOLDERS’ EQUITY:
Common stock	261	261	—
Additional paid-in capital	348,592	351,405	(0.8)
Retained earnings	455,544	437,087	4.2
Accumulated other comprehensive loss	(29,606)	(38,109)	(22.3)
Treasury stock	(79,564)	(88,527)	(10.1)

Total stockholders’ equity	695,227	662,117	5.0

Total liabilities and stockholders’ equity	$1,929,741	$2,288,114	(15.7)%

KEY DEBT COVENANT METRICS: *
Senior secured leverage ratio (must be less than 2.75)	1.40	1.49
Total leverage ratio (must be less than 4.50)	3.26	3.46
Fixed charge coverage ratio (must be greater than 1.25)	1.72	1.59
Current ratio (must be greater than 1.15)	1.26	1.18

*	Refer to website, www.group1auto.com, for debt covenant calculation definitions.

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

		Three Months Ended,		Six Months Ended,
		June 30,		June 30,
		2009	2008	2009	2008
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
Eastern	Massachusetts	14.6%	11.8%	14.2%	11.7%
	New Jersey	6.7	7.1	6.9	6.8
	New York	4.6	4.3	4.4	4.2
	New Hampshire	3.9	3.7	3.8	3.5
	Georgia	3.7	3.3	3.7	3.4
	Louisiana	3.0	3.1	3.2	3.4
	Florida	1.6	2.3	1.8	2.6
	Mississippi	1.8	1.7	1.7	1.6
	Maryland	1.0	0.6	1.0	0.3
	Alabama	0.6	0.9	0.6	0.9
	South Carolina	0.3	0.3	0.3	0.3

		41.8	39.1	41.6	38.7

Central	Texas	33.1	32.2	32.5	32.6
	Oklahoma	8.8	9.6	8.5	9.4
	Kansas	1.3	1.4	1.2	1.3

		43.2	43.2	42.2	43.3

Western	California	12.7	16.0	14.1	16.3

International	United Kingdom	2.3	1.7	2.1	1.7

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		34.3%	35.5%	34.7%	35.2%
Honda/Acura		13.5	14.9	13.6	14.0
Nissan/Infiniti		12.6	12.7	12.1	12.9
BMW/Mini		10.3	8.9	9.7	8.2
Ford		8.9	8.7	9.1	9.7
Chrysler		6.2	5.7	6.5	6.3
Mercedes-Benz		5.4	5.7	5.8	5.6
GM		3.8	4.5	3.9	4.7
Other		5.0	3.4	4.6	3.4

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT OTHER MIX:
Import		56.3%	58.0%	55.9%	56.8%
Luxury		26.0	24.3	25.7	23.8
Domestic		17.7	17.7	18.4	19.4

		100.0%	100.0%	100.0%	100.00%

Car		58.0%	61.8%	57.0%	58.7%
Truck		42.0	38.2	43.0	41.3

		100.0%	100.0%	100.0%	100.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
REVENUES:
New vehicle retail sales	$608,592	$971,281	(37.3)%	$1,155,884	$1,860,062	(37.9)%

Used vehicle retail sales	249,770	298,593	(16.4)	474,629	602,588	(21.2)
Used vehicle wholesale sales	34,649	67,496	(48.7)	69,385	134,723	(48.5)

Total used	284,419	366,089	(22.3)	544,014	737,311	(26.2)
Parts and service	183,105	192,753	(5.0)	363,970	383,589	(5.1)
Finance and insurance	32,639	52,992	(38.4)	64,704	105,415	(38.6)

Total	$1,108,755	$1,583,115	(30.0)%	$2,128,572	$3,086,377	(31.0)%

GROSS MARGIN:
New vehicle retail sales	5.7%	6.5%		5.6%	6.5%

Used vehicle retail sales	10.3	10.9		10.6	10.9
Used vehicle wholesale sales	3.2	(1.2)		3.0	(0.5)
Total used	9.5	8.6		9.6	8.8
Parts and service	52.7	53.8		52.8	54.3
Finance and insurance	100.0	100.0		100.0	100.0
Total	17.2%	15.9%		17.6%	16.2%

GROSS PROFIT:
New vehicle retail sales	$34,980	$63,019	(44.5)%	$64,454	$120,163	(46.4)%

Used vehicle retail sales	25,828	32,401	(20.3)	50,434	65,983	(23.6)
Used vehicle wholesale sales	1,108	(794)	239.5	2,052	(735)	379.2

Total used	26,936	31,607	(14.8)	52,486	65,248	(19.6)
Parts and service	96,560	103,793	(7.0)	192,125	208,163	(7.7)
Finance and insurance	32,639	52,992	(38.4)	64,704	105,415	(38.6)

Total	$191,115	$251,411	(24.0)%	$373,769	$498,989	(25.1)%

UNITS SOLD:
Retail new vehicles sold	19,954	32,368	(38.4)%	37,885	60,887	(37.8)%

Retail used vehicles sold	13,914	16,783	(17.1)	27,006	33,888	(20.3)
Wholesale used vehicles sold	6,426	10,304	(37.6)	12,855	20,252	(36.5)

Total used	20,340	27,087	(24.9)%	39,861	54,140	(26.4)%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,753	$1,947	(10.0)%	$1,701	$1,974	(13.8)%

Used vehicle retail sales	1,856	1,931	(3.9)	1,868	1,947	(4.1)
Used vehicle wholesale sales	172	(77)	323.4	160	(36)	544.4
Total used	1,324	1,167	13.5	1,317	1,205	9.3
Finance and insurance (per retail unit)	$964	$1,078	(10.6)%	$997	$1,112	(10.3)%

OTHER:
SG&A expenses	$151,113	$195,337	(22.6)%	$304,347	$390,399	(22.0)%
SG&A as % revenues	13.6%	12.3%		14.3%	12.6%
SG&A as % gross profit	79.1%	77.7%		81.4%	78.2%
Operating margin	2.8%	3.1%		2.6%	3.1%
Pretax margin	1.8%	1.9%		2.1%	1.9%

Floorplan interest	$(7,857)	$(12,392)	(36.6)%	$(16,819)	$(24,400)	(31.1)%
Floorplan assistance	4,725	7,839	(39.7)	9,259	15,565	(40.5)

Net floorplan expense	$(3,132)	$(4,553)	(31.2)%	$(7,560)	$(8,835)	(14.4)%

Group 1 Automotive, Inc.
Additional Information — Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
REVENUES:
New vehicle retail sales	$602,897	$954,220	(36.8)%	$1,143,572	$1,834,094	(37.6)%

Used vehicle retail sales	247,301	292,781	(15.5)	468,250	593,534	(21.1)
Used vehicle wholesale sales	34,207	66,167	(48.3)	68,425	132,683	(48.4)

Total used	281,508	358,948	(21.6)	536,675	726,217	(26.1)
Parts and service	181,333	188,353	(3.7)	359,149	376,624	(4.6)
Finance and insurance	32,553	52,430	(37.9)	64,299	104,501	(38.5)

Total	$1,098,291	$1,553,951	(29.3)%	$2,103,695	$3,041,436	(30.8)%

GROSS MARGIN:
New vehicle retail sales	5.8%	6.5%		5.6%	6.5%

Used vehicle retail sales	10.3	10.8		10.6	10.9
Used vehicle wholesale sales	3.1	(0.9)		3.0	(0.4)
Total used	9.5	8.7		9.6	8.9
Parts and service	52.6	53.8		52.7	54.2
Finance and insurance	100.0	100.0		100.0	100.0
Total	17.2%	15.9%		17.6%	16.2%

GROSS PROFIT:
New vehicle retail sales	$34,722	$61,803	(43.8)%	$63,952	$118,555	(46.1)%

Used vehicle retail sales	25,560	31,756	(19.5)	49,751	64,910	(23.4)
Used vehicle wholesale sales	1,062	(573)	285.3	2,037	(494)	512.3

Total used	26,622	31,183	(14.6)	51,788	64,416	(19.6)
Parts and service	95,467	101,342	(5.8)	189,390	204,254	(7.3)
Finance and insurance	32,553	52,430	(37.9)	64,299	104,501	(38.5)

Total	$189,364	$246,758	(23.3)%	$369,429	$491,726	(24.9)%

UNITS SOLD:
Retail new vehicles sold	19,807	31,825	(37.8)%	37,551	60,049	(37.5)%

Retail used vehicles sold	13,826	16,437	(15.9)	26,760	33,338	(19.7)
Wholesale used vehicles sold	6,375	10,125	(37.0)	12,737	19,940	(36.1)

Total used	20,201	26,562	(23.9)%	39,497	53,278	(25.9)%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,753	$1,942	(9.7)%	$1,703	$1,974	(13.7)%

Used vehicle retail sales	1,849	1,932	(4.3)	1,859	1,947	(4.5)
Used vehicle wholesale sales	167	(57)	393.0	160	(25)	740.0
Total used	1,318	1,174	12.3	1,311	1,209	8.4
Finance and insurance (per retail unit)	$968	$1,086	(10.9)%	$1,000	$1,119	(10.6)%

OTHER:
SG&A expenses	$150,482	$190,620	(21.1)%	$300,728	$382,844	(21.4)%
SG&A as % revenues	13.7%	12.3%		14.3%	12.6%
SG&A as % gross profit	79.5%	77.2%		81.4%	77.9%
Operating margin	3.0%	3.2%		2.7%	3.2%

Floorplan interest	$(7,816)	$(12,153)	(35.7)%	$(16,731)	$(24,020)	(30.3)%
Floorplan assistance	4,724	7,669	(38.4)	9,240	15,307	(39.6)

Net floorplan expense	$(3,092)	$(4,484)	(31.0)%	$(7,491)	$(8,713)	(14.0)%

(1)	Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(Dollars in thousands, except per share amounts)
NET INCOME FROM CONTINUING OPERATIONS RECONCILIATION:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
Reported net income from continuing operations	$10,082	$17,279	(41.7)%	$18,457	$33,184	(44.4)%
Adjustments:
Non-Cash asset impairments charges	1,265	—		1,265	—
Mortgage debt refinance charges	331	—		331	—
Gain on dealership disposition	(902)	—		(451)	—
Gain on debt redemption	(475)	—		(4,906)	—
Lease termination charges	—	535		—	535

Adjusted net income from continuing operations (1)	$10,301	$17,814	(42.2)%	$14,696	$33,719	(56.4)%
DILUTED INCOME PER SHARE FROM CONTINUING OPERATIONS RECONCILIATION:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
Reported income per share from continuing operations	$0.43	$0.77	(44.2)%	$0.80	$1.46	(45.2)%
Adjustments:
Non-Cash asset impairments charges	0.06	—		0.06	—
Mortgage debt refinance charges	0.01	—		0.01	—
Gain on dealership disposition	(0.04)	—		(0.02)	—
Gain on debt redemption	(0.02)	—		(0.21)	—
Lease termination charges	—	0.02		—	0.02

Adjusted diluted income per share from continuing operations (1)	0.44	0.79	(44.3)%	0.64	1.48	(56.8)%

(1)	Adjusted net income from continuing operations and adjusted diluted earnings per share from continuing operations means net income from continuing operations or diluted earnings per share from continuing operations, as the case may be, plus the adjustments noted above. We use adjusted net income from continuing operations and adjusted diluted earnings per share from continuing operations in our evaluation of the performance of the company, as we believe that they provide additional information regarding the performance of our operations. We believe the presentation of these measures is relevant and useful to investors because they improve period-to-period comparability. Neither of these measures is a measure of financial performance under GAAP. Accordingly, they should not be considered as substitutes for net income from continuing operations or diluted earnings per share from continuing operations prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our net income from continuing operations and diluted earnings per share from continuing operations calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.